DEBT CONVERSION AGREEMENT

(United States Service Provider)

Made as of the 6th day of September, 2020.

B E T W E E N :

BRATTLE STREET INVESTMENT CORP.

(the “Company”)

- and -

Leslie H. Cross

(the “Service Provider”)

WHEREAS the Company is indebted to the Service Provider in the aggregate amount of US$88,000 for services rendered pursuant to an invoice dated September 2nd, 2020 (the “Debt”), attached hereto as Schedule “A”;

AND WHEREAS the Service Provider has agreed to accept 1,000,000 common shares of the Company (the “Debt Shares”) at a deemed price per share of US$0.088 in full and final satisfaction and repayment of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT for and in consideration of the mutual premises and agreements hereinafter contained, the sum of $1.00 now paid by each party to the other and other good and valuable consideration (the receipt and sufficiency of which is hereby irrevocably acknowledged), the parties hereto hereby agree as follows:

1. Subject to the terms and conditions hereafter contained, the Service Provider agrees to accept, in full and final satisfaction of the Debt, the Debt Shares. The Service Provider further agrees that, upon the issuance and delivery of the Debt Shares to the Service Provider, or as the Service Provider may direct, the Service Provider shall fully release the Company in respect of the Debt and acknowledges the full repayment thereof by the Company.

2. The issuance of the Debt Shares shall be conditional on (i) the issuance of the Debt Shares being exempt from the prospectus and registration requirements under applicable securities laws, the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws, (ii) the Company receiving final approval from the TSX Venture Exchange (the “TSXV”) or any other applicable stock exchange for the issuance and listing of the Debt Shares, and (iv) the closing of this Agreement (the “Closing”) taking place no later than thirty (30) business days subsequent to the date hereof, or such later time the parties hereto agree.

3. The Company hereby represents and warrants to and covenants with the Service Provider as follows, and acknowledges that the Service Provider is relying thereon, both at the date hereof and at the Closing:

(a) The execution and delivery of this Agreement is within the corporate power and authority of the Company and has been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of the Company enforceable against it and its successors in accordance with its terms, subject to the usual qualification as to enforceability being limited by bankruptcy and other laws effecting the enforcement of creditors’ rights generally, equitable remedies being discretionary remedies and rights to indemnification and contribution being limited by applicable laws.

(b) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfillment of or compliance with the terms and provisions hereof do or will, with the giving of notice, or the lapse of time or both (i) to the best of the knowledge of the Company, violate any provision of any law or administrative regulation or any administrative orders, award, judgment or decree applicable to the Company, (ii) conflict with any of the terms, conditions or provisions of the memorandum of association or articles of the Company or any resolution of its directors or shareholders, or (iii) conflict with, result in a breach or constitute a default under, or accelerate or permit the acceleration of the performance required by, any material agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award to which the Company is a party or by which it is bound or to which the property of it is subject.

(c) The Debt Shares will, upon issuance and delivery, be validly issued and outstanding as fully paid and non-assessable common shares.

(d) It is a company duly amalgamated and organized under the laws of the Province of British Columbia and is presently in good standing thereunder with full corporate power to own its properties and carry on its business as now being conducted.

(e) The Company has exercised reasonable care, in accordance with U.S. Securities and Exchange Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the U.S. Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the U.S. Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the U.S. Securities Act. “Covered Persons” means those persons specified in Rule 506(d)(1) under the U.S. Securities Act, including the Company; any predecessor or affiliate of the Company; any director or executive officer of the Company; any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the U.S. Securities Act) connected with the Company in any capacity at the time of the sale of the Debt Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation in connection with the sale of the Debt Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

4. The Service Provider hereby represents and warrants to and covenants with the Company as follows, and acknowledges that the Company is relying thereon, both at the date hereof and at the Closing:

(a) The Service Provider is a resident in the jurisdiction set out on Schedule “B”, attached hereto. Such address was not created and is not used solely for the purpose of acquiring the Debt Shares and the Service Provider was solicited to purchase the Debt Shares in such jurisdiction.

(b) The Service Provider has properly completed, executed and delivered to the Company Schedule “B”, attached hereto, and the information contained therein is true and correct.

(c) The Service Provider acknowledges that: (i) the Debt Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and (ii) the offer and sale of Debt Shares contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act.

(d) The information, representations, warranties and covenants contained herein and in Schedule “B” will be true and correct both as of the date of execution of this Agreement and as of the time of Closing.

(e) The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the issuance of the Debt Shares and the completion of the transactions described herein by the Service Provider will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision, if applicable, of the constating documents, by laws or resolutions of the Service Provider, of applicable securities laws or any other laws applicable to the Service Provider, any agreement to which the Service Provider is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Service Provider.

(f) The Service Provider is acquiring the Debt Shares as principal for the Service Provider’s own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to the resale or distribution of all or any of the Debt Shares.

(g) This Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Service Provider. This Agreement is enforceable in accordance with its terms against the Service Provider.

(h) If the Service Provider is (i) a corporation, it is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, to acquire the Debt Shares as contemplated herein and to carry out and perform its obligations under the terms of this Agreement, (ii) a partnership, syndicate or other form of unincorporated organization, it has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, or (iii) an individual, it is of the full age of majority and is legally competent to execute this Agreement and to observe and perform his or her covenants and obligations hereunder.

(i) If required by applicable securities laws or the Company, the Service Provider will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Debt Shares as may be required by any securities commission, stock exchange or other regulatory authority.

(j) The Service Provider has been advised to consult their own legal advisors with respect to trading in the Debt Shares and with respect to the resale restrictions imposed by applicable securities laws of the jurisdiction in which the Service Provider resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by applicable securities laws or other resale restrictions applicable to such securities which restrict the ability of the Service Provider to resell such securities, that the Service Provider is solely responsible to find out what these restrictions are and the Service Provider is solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions and the Service Provider is aware that it may not be able to resell such securities except in accordance with limited exemptions under applicable securities laws.

(k) The Service Provider has not received or been provided with a prospectus or offering memorandum, within the meaning of applicable securities laws, or any sales or advertising literature in connection with the issuance of the Debt Shares to the Service Provider and the Service Provider’s decision to acquire the Debt Shares was not based upon, and the Service Provider has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company.

(l) The Service Provider is not acquiring the Debt Shares with knowledge of material information concerning the Company which has not been generally disclosed.

(m) No person has made any written or oral representations (i) that any person will resell or repurchase the Debt Shares, or (ii) as to the future price or value of the Debt Shares.

(n) It has not purchased the Debt Shares as a result of any form of general solicitation or general advertising (as such terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(o) Neither (i) the Service Provider, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the U.S. Securities Act) held by the Service Provider is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the U.S. Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

5. The Service Provider acknowledges and agrees as follows:

(a) The Debt Shares have not been recommended by the United States Securities and Exchange Commission or by any state securities commission or regulatory authority.

(b) The Debt Shares will be issued to the Service Provider as “restricted securities” (as defined in Rule 144(a)(3) under the U.S. Securities Act), and the Service Provider is not acquiring the Debt Shares with a view to any resale, distribution or other disposition of such securities in violation of United States federal or state securities laws. The Debt Shares shall be subject to additional statutory resale restrictions under applicable securities laws, and the Service Provider covenants that it will not resell the Debt Shares except in compliance with such laws. The Service Provider acknowledges that it is solely responsible (and the Company is in no way responsible) for such compliance, and it is the responsibility of the Service Provider to find out what those restrictions are and to comply with them before selling the Debt Shares.

(c) The certificates representing the Debt Shares will bear legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE <INSERT THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DATE OF CLOSING>.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ALL LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

and subject to the policies of the TSXV may bear a legend substantially in the following form and with the necessary information inserted:

“WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL <INSERT THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DATE OF CLOSING>.”

(d) The Company may be deemed to be an issuer that at a previous time has been an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), and if the Company is deemed to have been a Shell Company at any time previously, Rule 144 under the U.S. Securities Act may not be available for resales of the Debt Shares except in very limited circumstances, and the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Debt Shares.

(e) The Service Provider shall execute, deliver, file and otherwise assist the Company with filing all documentation required by the applicable securities laws to permit the issuance of the Debt Shares.

(f) The Company is relying on the representations, warranties and covenants contained herein and in Schedule “B”, attached hereto, to determine the Service Provider’s eligibility to acquire the Debt Shares under applicable securities laws and the Service Provider agrees to indemnify the Company and its directors and officers, employees and agents against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Service Provider undertakes to immediately notify the Company of any change in any statement or other information relating to the Service Provider set forth herein and in Schedule “B”, attached hereto, which takes place prior to the time of Closing.

(g) The Service Provider hereby waives (i) all prior and all existing breaches, defaults and events of defaults under or with respect to the Debt, and (ii) all penalty or default interest, late charges, fees, expenses and other similar amounts due under or with respect to the Debt. This waiver extends only to past and current matters and shall not extend to any future matter, whether or not similar in nature to any past matter.

(h) The Service Provider is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Agreement.

(i) The Service Provider is knowledgeable of securities legislation in the Service Provider’s jurisdiction of residence that may have application over the Service Provider or transactions contemplated herein which would apply to this Agreement and is satisfied that the Company and the Service Provider will not breach such laws by completing the transactions contemplated hereby.

(j) The issuance of the Debt Shares by the Company to the Service Provider requires the final approval of the TSXV.

6. All of the covenants, representations, and warranties contained herein and in Schedule “B”, attached hereto, shall survive the issuance of the Debt Shares hereunder.

7. The Service Provider hereby consents to (a) the disclosure of Personal Information by the Company to the Exchange (as defined in Appendix 6A of the TSXV) pursuant to TSXV Form 4E Shares for Debt Filing Form (“Form 4E”), and (b) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6A of the TSXV or as otherwise identified by the Exchange, from time to time. “Personal Information” means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in Form 4E.

8. Time shall in all respects be of the essence of this Agreement.

9. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

10. Unless otherwise specified, all references to $ refer to lawful currency of the United States.

11. The parties agree to execute and deliver to each other such further instruments and other written assurances and to do or cause to be done such further acts or things as may be necessary or convenient to carry out and give effect to the intent of this Agreement or as any of the parties may reasonably request in order to carry out the transactions contemplated herein.

12. This Agreement sets forth the entire agreement among the parties hereto pertaining to the specific subject matter hereof and replaces and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto, and there are no warranties, representations or other agreements, whether oral or written, express or implied, statutory or otherwise, between the parties hereto in connection with the subject matter hereof except as specifically s et forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

13. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby, and any such invalid, illegal or unenforceable provision shall be deemed to be severable, and the remainder of the provisions of this Agreement shall nevertheless remain in full force and effect.

14. This Agreement may be executed by the parties hereto in separate counterparts or duplicates each of which when so executed and delivered shall be an original, but all such counterparts or duplicates shall together constitute one and the same instrument. A signed facsimile, portable document format (PDF) or telecopied copy of this Agreement shall be effective and valid proof of execution and delivery.

15. This Agreement shall be binding upon and shall ensure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and legal representatives. This Agreement may not be assigned without the prior written consent of the parties, which consent may not be unreasonably withheld.

[Signature page follows]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

BRATTLE STREET INVESTMENT CORP.

By:
Name: Roger Greene
Title: CEO

__________________________________
Witness	Leslie H. Cross

SCHEDULE “A”

SERVICE PROVIDER’S INVOICE

See attached.

SCHEDULE “B”

U.S. ACCREDITED INVESTOR CERTIFICATE

A “United States investor” is: (a) any person who is, or is acting for the account of or benefit of, a U.S. Person (as such term is defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or a person in the United States, and who is acquiring common shares (the “Common Shares”) in the capital of Brattle Street Investment Corp. (the “Corporation”); (b) any person who was offered Common Shares in the United States; or (c) any person who executed or delivered the Agreement to which this Certificate is attached in the United States. A U.S. Person includes: (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. Person; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors (within the meaning assigned in Rule 501(a) of Regulation D under the U.S. Securities Act.) who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. Person.

The undersigned (the “Subscriber”) covenants, represents and warrants to the Corporation that:

(a) it understands (A) that the Common Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States; and (B) the offer and sale of Common Shares contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act;

(b) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares and it is able to bear the economic risk of loss of its entire investment;

(c) the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Common Shares, and it has had access to such information concerning the Corporation (including, if applicable, access to the Corporation’s public filings available on the Internet at www.sedar.com) as it has considered necessary or appropriate in connection with its investment decision to acquire the Common Shares, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction;

(d) it is acquiring the Common Shares for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is acquiring the Common Shares has any intention to distribute either directly or indirectly the Common Shares in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of such securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an exemption from such registration requirements;

(e) the address of the Subscriber is 3330 Caminito Daniella, Del Mar, CA 92014 USA which is the true and correct principal address of the Subscriber and can be relied on by the Corporation for the purposes of state blue-sky laws and the Subscriber has not been formed for the specific purpose of acquiring the Common Shares;

(f) it will not be acquiring the Common Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g) it acknowledges that the Common Shares will be issued as “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, such securities, directly or indirectly, except (i) to the Corporation, (ii) outside the United States in an “offshore transaction” meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations, (iii) in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws, or (iv) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel in form and substance reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws and that the legend referred to in paragraph (h) below may be removed;

(h) it acknowledges that the certificates representing the Common Shares, as well as all certificates issued in exchange therefor or in substitution thereof, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ALL LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

(i) it understands and acknowledges that (A) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Common Shares and (B) the Corporation is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Common Shares;

(j) it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Common Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Corporation will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended;

(k) it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards and therefore may be materially different from financial statements prepared under U.S. generally accepted accounting principles and therefore may not be comparable to financial statements of United States companies;

(l) it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(m) it understands and acknowledges that the Corporation is incorporated outside the United States, consequently, it may be difficult to provide service of process on the Corporation and it may be difficult to enforce any judgment against the Corporation;

(n) the Corporation does not have any obligation to register the Common Shares under the U.S. Securities Act or any applicable state securities laws or to take action so as to permit resales of the Common Shares. Accordingly, the Subscriber understands that absent registration, the Subscriber may be required to hold the Common Shares indefinitely. As a consequence, the Subscriber understands that it must bear the economic risks of the investment in the Common Shares for an indefinite period of time; and

(o) it, and if applicable, each Beneficial Purchaser for whose account it is acquiring the Common Shares, is an “accredited investor” as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated below (please hand-write your initial on the appropriate lines and write “SUB” for the criteria the Subscriber meets and “BEN” for the criteria any persons for whose account or benefit the Subscriber is acquiring the Common Shares meets):

____ +Category 1. A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____ Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____ Category 3. A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; or

____ Category 4. An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

____ Category 5. An investment company registered under the Investment Company Act of 1940; or

____ Category 6. A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S. $5,000,000; or

____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

____ Category 10. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of U.S. $5,000,000; or

____ Category 12. A director, executive officer or general partner of the Corporation; or

____ Category 13. A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

____ Category 14. A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____ Category 15. A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D; or

____ Category 16. An entity in which each of the equity owners meets the requirements of one of the above categories.

If you checked Category 16, please indicate the name and category of accredited investor (by reference to the applicable number in this Schedule “B”) of each of:

Name of Equity Owner	Category of
Accredited Investor

Dated ____________

X
Signature of individual (if Subscriber is an individual)

X
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Les Cross
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APPENDIX “A”

FORM OF DECLARATION FOR REMOVAL OF LEGEND –

RULE 904 UNDER THE U.S. SECURITIES ACT OF 1933

To:  BRATTLE STREET INVESTMENT CORP. (the “Corporation”)

To:  Computershare Investor Services Inc., as registrar and transfer agent for the common shares of the Corporation.

The undersigned (A) acknowledges that the sale of _________________ common shares of the Corporation to which this declaration relates, represented by certificate number _______________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned (a) is not an “affiliate” of the Corporation, as that term is defined in Rule 405 under the U.S. Securities Act, or is an affiliate solely by virtue of being an officer or director of the Corporation, (b) is not a “distributor” as defined in Regulation S, and (c) is not an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or any other “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated __________________.

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Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) in Appendix “A” above)

We have read the representation letter of ____________ (the “Seller”) dated _______________, pursuant to which the Seller has requested that we sell, for the Seller's account, ____________________ common shares of the Corporation represented by certificate number _________________ (the “Common Shares”). We have executed sales of the Common Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1) no offer to sell the Common Shares was made to a person in the United States;

(2) the sale of the Common Shares was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another “designated offshore securities market” (as defined in Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3) no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4) we have done no more than execute the order or orders to sell the Common Shares as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Shares (including, but not be limited to, the solicitation of offers to purchase the Common Shares from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Corporation shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated ___________________.

____________________________
Name of Firm

By: _________________________

Title: ________________________